Exhibit 32.1

CERTIFICATION UNDER SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing by AudioEye, Inc. (the “Registrant”) of its Quarterly Report on Form 10-Q for the period ended June 30, 2026 (the “Quarterly Report”) with the Securities and Exchange Commission, we, Kelly Georgevich and Matthew Domeyer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of our knowledge:

(i) The Quarterly Report fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii) The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.

Date: August 13, 2026	By:	/s/ Kelly Georgevich
		Name:	Kelly Georgevich
		Title:	Chief Executive Officer
(Principal Executive Officer)

Date: August 13, 2026	By:	/s/ Matthew Domeyer
		Name:	Matthew Domeyer
		Title:	Chief Financial Officer
(Principal Financial Officer)